Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 14 - Subsequent Events

The Company has evaluated subsequent events through the date the financial statements were issued and filed with the Securities and Exchange Commission. Based on our evaluation, no other event has occurred requiring adjustment or disclosure, except the following:

Mortgage loan from Zhejiang Yongyin Financial Leasing Co., Ltd., a subsidiary of Ningbo Fenghua Rural Commercial Bank Co., Ltd., is originally due in January and February 2025. RLSP entered a loan extension agreement with Zhejiang Yongyin Financial Leasing Co., Ltd on March 17, 2025, and will repay the loan by May 31st, 2025. Loan drawn from the approved line of credit (LOC) with Industrial and Commercial Bank of China, Ningbo National Gaoxin Branch, totaling $7.75 million (RMB 56 million), is due in March and April 2025